UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2006


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                        1-31398             75-2811855
  (State or other jurisdiction         (Commission File        (IRS Employer
of Incorporation or organization)           Number)          Identification No.)


2911 South County Road 1260 Midland, Texas                          79706
 (Address of Principal Executive Offices)                        (Zip Code)


                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On March 31, 2006, Natural Gas Services Group, Inc., as borrower, and Western National Bank, as lender, entered into modification agreements (collectively, the "Modification Agreements"), modifying the following promissory notes (collectively, the "Notes"), each of which evidence a loan facility made available to Natural Gas under the previously reported Sixth Amended and Restated Loan Agreement dated January 3, 2006 (the "Loan Agreement"), between Natural Gas and Western National Bank:

         (1) Revolving Line of Credit Promissory Note dated January 3, 2006, in the original principal amount of $10,000,000.00, executed by Natural Gas in favor of Western National Bank (the "Revolving Line of Credit Promissory Note");

         (2) Term Promissory Note dated January 3, 2005, in the original principal amount of $8,000,000.00, as modified by a Modification Agreement dated May 1, 2005, executed by Natural Gas in favor of Western National Bank (as so modified, the "$8,000,000.00 Term Promissory Note");

         (3) Multiple Advance Term Promissory Note dated March 14, 2005, in the original principal amount of $10,000,000.00, as modified by a Modification Agreement dated May 1, 2005, executed by Natural Gas in favor of Western National Bank (as so modified, the "10,000,000.00 Multiple Advance Term Promissory Note"); and

         (4) Advancing Line of Credit Promissory Note dated November 3, 2003, in the original principal amount of $10,000,000.00, as modified by a Modification Agreement dated December 15, 2004, and as further modified by a Second Modification Agreement dated May 1, 2005, executed by Natural Gas in favor of Western National Bank (as so modified, the "$10,000,000.00 Advancing Line of Credit Promissory Note").

         Natural Gas and Western National Bank entered into the following Modification Agreements:

         (1) Modification Agreement dated effective as of March 24, 2006, modifying the Revolving Line of Credit Promissory Note;

         (2) Second Modification Agreement dated effective as of March 24, 2006, modifying the $8,000,000.00 Term Promissory Note;

         (3) Second Modification Agreement dated effective as of March 24, 2006, modifying the $10,000,000.00 Multiple Advance Term Promissory Note; and

         (4) Third Modification Agreement dated effective as of March 24, 2006, modifying the $10,000,000.00 Advancing Line of Credit Promissory Note.

         Under the Modification Agreements, the annual rate at which each Note bears interest was reduced from a variable rate equal to one-half of one percent (0.5%) over the "prime rate" to the prime rate. The "prime rate" as defined under the Loan Agreement and as it applies to the Notes means that variable rate of interest per annum published in the Money Rates section of The Wall Street Journal as its "prime rate."

         In addition, under the Third Modification Agreement, the monthly principal payment due under the $10,000,000.00 Advancing Line of Credit Promissory Note was reduced from $166,666.67 to $57,037.00. This reduction was precipitated by a $5,000,000.00 prepayment of the outstanding principal balance of the $10,000,000.00 Advancing Line of Credit Promissory Note made by Natural Gas on March 8, 2006. After such prepayment, the outstanding principal balance of the $10,000,000.00 Advancing Line of Credit Promissory Note was approximately $2,566,662.00. The maturity date of the $10,000,000.00 Advancing Line of Credit Promissory Note remains November 15, 2009

         The remaining terms and provisions of the Loan Agreement and the Notes remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.


         (c)      Exhibits.

                  Exhibit No.                       Description
                  -----------                       -----------


                    *10.1 Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.2 Second Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.3 Second Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.4 Third Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

              ---------------------
              *  Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATURAL GAS SERVICES GROUP, INC.


                                         By: /s/ Stephen C. Taylor
                                            ------------------------------------
                                            Stephen C. Taylor, President and CEO


Dated: April 5, 2006

                  Exhibit No.                       Description
                  -----------                       -----------


                    *10.1 Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.2 Second Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.3 Second Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.4 Third Modification Agreement dated effective as of March 24, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

              ---------------------
              *  Filed herewith